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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  APRIL 24, 2009
                                                          --------------


                    SOUTHEASTERN BANK FINANCIAL CORPORATION
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             GEORGIA               0-24172               58-2005097
             ------------------------------------------------------
         (State or other         (Commission           (IRS Employer
         jurisdiction of         File Number)        Identification No.)
          incorporation)


     3530 WHEELER ROAD, AUGUSTA, GA                                   30909
     ----------------------------------------------------------------------
                 (Address of principal executive offices)        (Zip Code)

Registrant's  telephone  number,  including  area  code  (706)  738-6990
                                                        ------------------


           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On April 24, 2009 Southeastern Bank Financial Corporation (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2009. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

           The  following  exhibit  is  furnished  herewith:

           EXHIBIT  NO.          DESCRIPTION
           ------------          -----------

           99.1                  Press  Release,  dated  April  24,  2009


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOUTHEASTERN  BANK  FINANCIAL
                                       CORPORATION

                                       By:
Dated:  April  24,  2009
                                              /s/  Ronald  L.  Thigpen
                                       --------------------------------------
                                       Name:  Ronald  L.  Thigpen
                                            ---------------------------------
                                       Title: Executive  Vice  President
                                             --------------------------------
                                              and  Chief  Operating  Officer
                                       --------------------------------------

                                 EXHIBIT INDEX

EXHIBIT  NO.     DESCRIPTION
------------     -----------

   99.1          Press  Release,  dated  April  24,  2009.


                                       4